Exhibit 99.1

American Express Global Business Travel Announces Simplification of Corporate Structure

Elimination of UP-C Structure Anticipated to Improve Market Data Integrity, Increase Weighting on Indices, Eliminate Barriers to Increased Holdings and Reduce Costs

NEW YORK –July 10, 2023 – American Express Global Business Travel, which is operated by Global Business Travel Group, Inc. (NYSE: GBTG) (“Amex GBT” or the “Company”), the world’s leading B2B travel platform, today announced that the Company has entered into a series of transactions that simplify its organizational structure by eliminating the Company’s umbrella partnership-C corporation (“UP-C”) structure (the “Corporate Simplification”).

As a result of the Corporate Simplification, all of the Company’s stockholders now hold the same class of common stock, Class A common stock. The Company anticipates that simplifying its organizational structure through the Corporate Simplification will improve market data integrity, increase the Company’s weighting on certain indices, eliminate barriers to increased holdings of the Company’s Class A common stock by certain investors, and reduce administrative and tax compliance costs.

About American Express Global Business Travel

American Express Global Business Travel is the world’s leading B2B travel platform, providing software and services to manage travel, expenses, and meetings & events for companies of all sizes. We have built the most valuable marketplace in B2B travel to deliver unrivalled choice, value and experiences. With travel professionals in more than 140 countries, our customers and travelers enjoy the powerful backing of American Express Global Business Travel.

Visit amexglobalbusinesstravel.com for more information about Amex GBT. Follow @amexgbt on Twitter, LinkedIn and Instagram.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding our financial position, weighting on indices and barriers to holding our Class A common stock. These statements constitute projections, forecasts and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors: (1) changes to projected financial information or our ability to achieve our anticipated growth rate and execute on industry opportunities; (2) our ability to maintain our existing relationships with customers and suppliers and to compete with existing and new competitors; (3) various conflicts of interest that could arise among us, affiliates and investors; (4) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (5) factors relating to our business, operations and financial performance, including market conditions and global and economic factors beyond our control; (6) the impact of the COVID-19 pandemic, geopolitical conflicts and related changes in base interest rates, inflation and significant market volatility on our business, the travel industry, travel trends and the global economy generally; (7) the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; (8) the effect of a prolonged or substantial decrease in global travel on the global travel industry; (9) political, social and macroeconomic conditions (including the widespread adoption of teleconference and virtual meeting technologies which could reduce the number of in-person business meetings and demand for travel and our services); (10) the effect of legal, tax and regulatory changes; (11) the decisions of market data providers, indices and individual investors; and (12) other risks and uncertainties described in the Company’s Form 10-K, filed with the SEC on March 21, 2023, and in the Company’s other SEC filings. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Disclaimer

An investment in Global Business Travel Group, Inc. is not an investment in American Express. American Express shall not be responsible in any manner whatsoever for, and in respect of, the statements herein, all of which are made solely by Global Business Travel Group, Inc.

Contacts

Media:

Martin Ferguson

Vice President Global Communications and Public Affairs

martin.ferguson@amexgbt.com

Investors:

Barry Sievert

Vice President Investor Relations

investor@amexgbt.com

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